Note 13 - Income Taxes - Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Federal income tax at statutory rate	$ 560	$ 907
State tax, net of federal benefit	151	42
Stock compensation expense	(33)	(21)
Change in corporate tax rate		297
Other	(11)	(20)
Total	$ 667	$ 1,205